Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Acxiom Corporation ("the Company"), acting pursuant to authorization of the Company’s Board of Directors, hereby appoints Catherine L. Hughes and Jerry C. Jones, or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of the Company, to sign the Company’s Annual Report on Form 10-K for the year ended March 31, 2008, together with any amendments thereto, and to file the same, together with any exhibits and all other documents related thereto, with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents full power and authority to do and perform each and any act necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might or could do in person, duly ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue of the power herein granted.

Executed as of the 28th day of May, 2008.

Signed:	/s/ WILLIAM T. DILLARD II
Name:	WILLIAM T. DILLARD II, Director

Signed:	/s/ MICHAEL J. DURHAM
Name:	MICHAEL J. DURHAM, Director
(Non-Executive Chairman of the Board)

Signed:	/s/ MARY L. GOOD
Name:	MARY L. GOOD, Director

Signed:	/s/ ANN DIE HASSELMO
Name:	ANN DIE HASSELMO, Director

Signed:	/s/ WILLIAM J. HENDERSON
Name:	WILLIAM J. HENDERSON, Director

Signed:	/s/ THOMAS F. McLARTY
Name:	THOMAS F. McLARTY, III, Director

Signed:	/s/ JOHN A. MEYER
Name:	JOHN A. MEYER,
Chief Executive Officer & President
(principal executive officer)

Signed:	/s/ STEPHEN M. PATTERSON
Name:	STEPHEN M. PATTERSON, Director

Signed:	/s/ KEVIN M. TWOMEY
Name:	KEVIN M. TWOMEY, Director

Signed:              /s/ JEFFREY W. UBBEN

Name:	JEFFREY W. UBBEN, Director

Signed:              /s/ R. HALSEY WISE

Name:	R. HALSEY WISE, Director

Signed:              /s/ CHRISTOPHER W. WOLF

Name:	CHRISTOPHER W. WOLF,

Chief Financial Officer

(principal financial & accounting officer)